Hotchkis and Wiley Funds
Supplement Dated July 6, 2009 to
Statement of Additional Information Dated March 31, 2009

In the section entitled “PURCHASE OF SHARES” beginning on page 30 of the Statement of Additional Information, the following sub-section is added:

Class A Shares Conversion - Shareholders may be able to convert Class A shares to Class I shares of the same Fund, if they satisfy the eligibility requirements for Class I shares.  Please contact your financial intermediary for additional information on how to convert your shares into another share class.  For federal income tax purposes, a conversion between share classes of the same Fund is considered a non-taxable event.